Due from/due to Related Parties	12 Months Ended
Dec. 31, 2012
Related Party Transaction Due From To Related Party [Abstract]
Due To Due From Related Parties [Text Block]

6.      Due from / Due to Related Parties:
As of December 31, 2011, due from related parties of $405 represents a receivable of $264 from SAMC and $141 from Swissmarine.
As of December 31, 2012, due to related parties of $6,135 consists of liabilities of $5,925 to EST for working capital purposes, liabilities of $168 to Waterfront S.A. for common expenses for the leasehold property, and liabilities of $42 to Safbulk for commissions. As of December 31, 2011, due to related parties of $1,097 represents liabilities of $989 to EST for working capital purposes mainly for dry-docking works performed during the fourth quarter of the year and liabilities of $108 to Waterfront S.A. for expenses paid for the leased property.